Exhibit 99

For immediate release:              Contact: Paul Fitzhenry (Media) 212-733-4637
July 17, 2006                              Ron Aldridge (Investors) 212-573-3685

             PFIZER TO HOLD CONFERENCE CALL WITH ANALYSTS TO REVIEW
         RECLASSIFIED QUARTERLY 2005 AND 2006 CONSOLIDATED STATEMENTS OF
                 INCOME REFLECTING CONSUMER HEALTHCARE BUSINESS
                            AS DISCONTINUED OPERATION

NEW YORK, July 17 - In advance of the release of its Second Quarter 2006 Business Performance Report on July 20, Pfizer Inc (1)will hold a conference call at 4 p.m. EDT today to review reclassified historical financial information reflecting Pfizer's Consumer Healthcare business as a Discontinued Operation. Pfizer invites investors and the general public to listen to a webcast of the conference call.

During today's conference call, led by Pfizer's financial leadership, analysts will have the opportunity to discuss the attached financial statements and schedules: 1) quarterly 2005 and First Quarter 2006 Consolidated Statements of Income and 2) quarterly 2005 and First Quarter 2006 Reconciliations from Reported Net Income and Reported Diluted Earnings Per Share to Adjusted Income(1) and Adjusted Diluted Earnings Per Share(1) for Pfizer Inc, both reflecting the reclassification of Pfizer's Consumer Healthcare (PCH) business as a Discontinued Operation.

On June 26, 2006, Pfizer announced that it had reached an agreement to sell its Consumer Healthcare business to Johnson & Johnson for approximately $16.6 billion. The transaction is expected to close by the end of 2006. The Company is now required to reflect its Consumer Healthcare business as a discontinued operation under generally accepted accounting principles. The reclassified financial statements and schedules reflect no change in Reported Net Income and Reported Diluted Earnings Per Share compared to previous disclosures. Rather, the financial results of PCH previously required to be reflected in various line items on the Consolidated Statement of Income (adjusted to reflect the business as defined by the sale agreement) are now captured on a single line -- Discontinued Operations. The conference call is intended solely to assist analysts in modeling Pfizer's financial performance on this new basis in advance of the Company's release of its second quarter 2006 earnings on July 20. Pfizer management will host a conference call on July 20 at 10:30 a.m. EDT to respond to investor queries with respect to its financial results for the second quarter.

To listen to today's webcast, analysts, investors, and the general public should visit the Pfizer web site homepage at www.pfizer.com and click on the "Pfizer Consumer Healthcare P&L Reclassification Webcast" link.

Information about accessing, and pre-registering for, the webcast will be available at www.pfizer.com later today. Participants are advised to pre-register in advance of the conference call.

Visitors to www.pfizer.com will be able to listen to an archived copy of the webcast of the conference call through 12 Noon, Monday, July 24.

                                    # # # # #

----------

(1) "Adjusted income" and "adjusted diluted earnings per share (EPS)" are defined as reported net income and reported diluted EPS excluding purchase-accounting adjustments, merger-related costs, discontinued operations, and certain significant items. As described under Adjusted Income in the Management's Discussion and Analysis of Financial Condition and Results of Operations section of Pfizer's Form 10-Q for the quarterly period ended April 2, 2006, management uses adjusted income, among other factors, to set performance goals and to measure the performance of the overall company. We believe that investors' understanding of our performance is enhanced by disclosing this measure. Reconciliations of first quarter 2006 and quarterly 2005 adjusted income and adjusted diluted EPS to reported net income and reported diluted EPS are provided in the materials accompanying this report. The adjusted income and adjusted diluted EPS measures are not, and should not be viewed as, substitutes for U.S. GAAP net income and diluted EPS.

                       PFIZER INC AND SUBSIDIARY COMPANIES
                   QUARTERLY CONSOLIDATED STATEMENT OF INCOME
   RECLASSIFICATION OF CONSUMER HEALTHCARE BUSINESS TO DISCONTINUED OPERATIONS
                                   (UNAUDITED)

(millions of dollars, except per common share data)

                                                                  First Quarter
                                                                      2006
                                                                  -------------
Revenues                                                          $      11,747
Costs and expenses:
     Cost of sales                                                        1,671
     Selling, informational and administrative expenses                   3,395
     Research and development expenses                                    1,543
     Amortization of intangible assets                                      825
     Merger-related in-process research and
      development charges                                                     -
     Restructuring charges and merger-related costs                         299
     Other (income)/deductions--net                                        (256)
                                                                  -------------
Income from continuing operations before provision
 for taxes on income and minority interests                               4,270
Provision for taxes on income                                               262
Minority interests                                                            2
                                                                  -------------
Income from continuing operations                                         4,006
                                                                  -------------
Discontinued operations:
     Income from discontinued operations--net of tax                        102
     Gains on sales of discontinued operations--net of tax                    3
                                                                  -------------
Discontinued operations--net of tax                                         105
                                                                  -------------
Net income                                                        $       4,111
                                                                  =============
Earnings per common share - Basic:
     Income from continuing operations                            $        0.55
     Discontinued operations--net of tax                                   0.01
                                                                  -------------
     Net income                                                   $        0.56
                                                                  =============
Earnings per common share - Diluted:
     Income from continuing operations                            $        0.55
     Discontinued operations--net of tax                                   0.01
                                                                  -------------
     Net income                                                   $        0.56
                                                                  =============
Weighted-average shares used to calculate earnings
 per common share:
     Basic                                                                7,314
                                                                  =============
     Diluted                                                              7,324
                                                                  =============

Certain amounts may reflect rounding adjustments.

                       PFIZER INC AND SUBSIDIARY COMPANIES
                   QUARTERLY CONSOLIDATED STATEMENT OF INCOME
   RECLASSIFICATION OF CONSUMER HEALTHCARE BUSINESS TO DISCONTINUED OPERATIONS
                                   (UNAUDITED)

(millions of dollars, except per common share data)

                                                                                    2005 Quarters
                                                                 ---------------------------------------------------
                                                                    First       Second         Third        Fourth         Total
                                                                 ----------   ----------    ----------    ----------    ----------
Revenues                                                         $   12,143   $   11,452    $   11,263    $   12,547    $   47,405
Costs and expenses:
    Cost of sales                                                     1,877        1,762         1,611         1,982         7,232
    Selling, informational and administrative expenses                3,665        3,766         3,526         4,356        15,313
    Research and development expenses                                 1,717        1,830         1,739         1,970         7,256
    Amortization of intangible assets                                   880          856           833           830         3,399
    Merger-related in-process research and development
     charges                                                              2          260         1,390             -         1,652
    Restructuring charges and merger-related costs                      216          264           303           573         1,356
    Other (income)/deductions--net                                    1,052         (198)         (151)         (306)          397
                                                                 ----------   ----------    ----------    ----------    ----------
Income from continuing operations before provision for
 taxes on income, minority interests and cumulative
 effect of a change in accounting principles                          2,734        2,912         2,012         3,142        10,800
Provision for taxes on income                                         2,576         (464)          530           536         3,178
Minority interests                                                        2            1             3             6            12
                                                                 ----------   ----------    ----------    ----------    ----------
Income from continuing operations                                       156        3,375         1,479         2,600         7,610
                                                                 ----------   ----------    ----------    ----------    ----------
Discontinued operations:
    Income from discontinued operations--net of tax                     104           88           107           152           451
    Gains on sales of discontinued operations--net of tax                41            -             3             3            47
                                                                 ----------   ----------    ----------    ----------    ----------
Discontinued operations--net of tax                                     145           88           110           155           498
                                                                 ----------   ----------    ----------    ----------    ----------
Income before cumulative effect of a change
 in accounting  principles                                              301        3,463         1,589         2,755         8,108
Cumulative effect of a change in accounting
 principles--net of tax                                                   -            -             -           (23)          (23)
                                                                 ----------   ----------    ----------    ----------    ----------
Net income                                                       $      301   $    3,463    $    1,589    $    2,732    $    8,085
                                                                 ==========   ==========    ==========    ==========    ==========
Earnings per common share - Basic:
    Income from continuing operations  before cumlative
     effect of a change in accounting principles                 $     0.02   $     0.46    $     0.20    $     0.35    $     1.03
    Discontinued operations--net of tax                                0.02         0.01          0.02          0.02          0.07
                                                                 ----------   ----------    ----------    ----------    ----------
    Income before cumulative effect of a change in accounting
     principles                                                        0.04         0.47          0.22          0.37          1.10
    Cumulative effect of a change in accounting
     principles--net of tax                                               -            -             -             -             -
                                                                 ----------   ----------    ----------    ----------    ----------
    Net income                                                   $     0.04   $     0.47    $     0.22    $     0.37    $     1.10
                                                                 ==========   ==========    ==========    ==========    ==========
Earnings per common share - Diluted:
    Income from continuing operations  before cumlative
      effect of a change in accounting principles                $     0.02   $     0.46    $     0.20    $     0.35    $     1.02
    Discontinued operations--net of tax                                0.02         0.01          0.02          0.02          0.07
                                                                 ----------   ----------    ----------    ----------    ----------
    Income before cumulative effect of a change
     in accounting principles                                          0.04         0.47          0.22          0.37          1.09
    Cumulative effect of a change in accounting
     principles--net of tax                                               -            -             -             -             -
                                                                 ----------   ----------    ----------    ----------    ----------
    Net income                                                   $     0.04   $     0.47    $     0.22    $     0.37    $     1.09
                                                                 ==========   ==========    ==========    ==========    ==========
Weighted-average shares used to calculate earnings
 per common share:
    Basic                                                             7,416        7,366         7,333         7,327         7,361
                                                                 ==========   ==========    ==========    ==========    ==========
    Diluted                                                           7,474        7,418         7,382         7,368         7,411
                                                                 ==========   ==========    ==========    ==========    ==========

Certain amounts may reflect rounding adjustments.

                       PFIZER INC AND SUBSIDIARY COMPANIES
 RECONCILIATION FROM REPORTED NET INCOME AND REPORTED DILUTED EARNINGS PER SHARE
           TO ADJUSTED INCOME AND ADJUSTED DILUTED EARNINGS PER SHARE RECLASSIFICATION OF CONSUMER HEALTHCARE BUSINESS TO DISCONTINUED OPERATIONS
                                   (UNAUDITED)

(millions of dollars, except per common share data)
                                                                  First Quarter
                                                                      2006
                                                                  -------------
Reported net income                                               $       4,111
Purchase accounting adjustments--net of tax                                 581
Merger-related costs--net of tax                                              3
Discontinued operations--net of tax                                        (105)
Certain significant items--net of tax                                      (240)
                                                                  -------------
Adjusted income                                                   $       4,350
                                                                  =============
Reported diluted earnings per common share                        $        0.56
Purchase accounting adjustments--net of tax                                0.07
Merger-related costs--net of tax                                              -
Discontinued operations--net of tax                                       (0.01)
Certain significant items --net of tax                                    (0.03)
                                                                  -------------
Adjusted diluted earnings per common share                        $        0.59
                                                                  =============
Certain amounts may reflect rounding adjustments.

1. Adjusted Income and Adjusted diluted earnings per common share as shown above reflect the following items:

(millions of dollars)
                                                                  First Quarter
                                                                      2006
                                                                  -------------
PURCHASE ACCOUNTING ADJUSTMENTS, PRE-TAX:
    Intangible amortization and other (a)                         $         810
                                                                  -------------
    Total purchase accounting adjustments, pre-tax                          810
    Income taxes                                                           (229)
                                                                  -------------
       Total purchase accounting adjustments--net of tax                    581
                                                                  -------------
MERGER-RELATED COSTS, PRE-TAX:
    Integration costs (b)                                                     2
    Restructuring costs (b)                                                   3
                                                                  -------------
    Total merger-related costs, pre-tax                                       5
    Income taxes                                                             (2)
                                                                  -------------
       Total merger-related costs--net of tax                                 3
                                                                  -------------
DISCONTINUED OPERATIONS, PRE-TAX:
    Loss/(income) from discontinued operations (c)                         (155)
    Gains on sales of discontinued businesses and
     product lines (c)                                                       (5)
                                                                  -------------
    Total discontinued operations, pre-tax                                 (160)
    Income taxes                                                             55
                                                                  -------------
       Total discontinued operations--net of tax                           (105)
                                                                  -------------
CERTAIN SIGNIFICANT ITEMS, PRE-TAX
    Sanofi-aventis research and development milestone (g)                  (118)
    Restructuring charges - Adapting to Scale (b)                           295
    Implementation costs - Adapting to Scale (d)                            185
    Gain on disposals of investments (e)                                    (51)
                                                                  -------------
    Total certain significant items, pre-tax                                311
    Income taxes                                                           (110)
    Resolution of certain tax positions (f)                                (441)
    Tax impact for the repatriation of foreign
     earnings (f)                                                             -
                                                                  -------------
       Total certain significant items--net of tax                         (240)
                                                                  -------------
Total purchase accounting adjustments, merger-
 related costs, discontinued operations, and
 certain significant items--net of tax                            $         239
                                                                  =============

(a)  Included primarily in Amortization of intangible assets.
(b)  Included in Restructuring charges and merger-related costs.
(c) Included in Discontinued operations--net of tax is $102 million related to the Consumer Healthcare business.
(d) Included in Cost of sales ($124 million), Selling, informational and administrative expenses ($39 million), and Research and development expenses ($22 million).
(e)  Included in Other (income)/deductions-net.
(f)  Included in Provision for taxes on income.
(g)  Included in Research and development expenses.

                       PFIZER INC AND SUBSIDIARY COMPANIES
 RECONCILIATION FROM REPORTED NET INCOME AND REPORTED DILUTED EARNINGS PER SHARE
           TO ADJUSTED INCOME AND ADJUSTED DILUTED EARNINGS PER SHARE RECLASSIFICATION OF CONSUMER HEALTHCARE BUSINESS TO DISCONTINUED OPERATIONS
                                   (UNAUDITED)

(millions of dollars, except per common share data)

                                                                            2005 Quarters
                                                        ----------------------------------------------------
                                                           First        Second        Third         Fourth        Total
                                                        ----------    ----------    ----------    ----------    ----------
Reported net income                                     $      301    $    3,463    $    1,589    $    2,732    $    8,085
Purchase accounting adjustments--net of tax                    621           815         1,962           569         3,967
Merger-related costs--net of tax                               148           172            65           214           599
Discontinued operations--net of tax                           (145)          (88)         (110)         (155)         (498)
Cumulative effect of a change in accounting
 principle                                                       -             -             -            23            23
Certain significant items--net of tax                        2,955        (1,042)          172           208         2,293
                                                        ----------    ----------    ----------    ----------    ----------
Adjusted income                                         $    3,880    $    3,320    $    3,678    $    3,591    $   14,469
                                                        ==========    ==========    ==========    ==========    ==========
Reported diluted earnings per common share              $     0.04    $     0.47    $     0.22    $     0.37    $     1.09
Purchase accounting adjustments--net of tax                   0.08          0.11          0.26          0.08          0.54
Merger-related costs--net of tax                              0.02          0.02          0.01          0.03          0.08
Discontinued operations--net of tax                          (0.02)        (0.01)        (0.02)        (0.02)        (0.07)
Cumulative effect of a change in accounting
 principle                                                       -             -             -             -             -
Certain significant items --net of tax                        0.40         (0.14)         0.02          0.03          0.31
                                                        ----------    ----------    ----------    ----------    ----------
Adjusted diluted earnings per common share              $     0.52    $     0.45    $     0.49    $     0.49    $     1.95
                                                        ==========    ==========    ==========    ==========    ==========

Certain amounts may reflect rounding adjustments.

1. Adjusted Income and Adjusted diluted earnings per common share as shown above reflect the following items:

(millions of dollars)

                                                                            2005 Quarters
                                                        ----------------------------------------------------
                                                           First        Second         Third         Fourth        Total
                                                        ----------    ----------    ----------    ----------    ----------
PURCHASE ACCOUNTING ADJUSTMENTS, PRE-TAX:
     In-process research and development charges (a)    $        2    $      260    $    1,390    $        -    $    1,652
     Intangible amortization and other (b)                     849           826           808           802         3,285
     Sale of acquired inventory written up to
      fair value (c)                                             4             -             -             -             4
                                                        ----------    ----------    ----------    ----------    ----------
     Total purchase accounting adjustments, pre-tax            855         1,086         2,198           802         4,941
     Income taxes                                             (234)         (271)         (236)         (233)         (974)
                                                        ----------    ----------    ----------    ----------    ----------
         Total purchase accounting
          adjustments--net of tax                              621           815         1,962           569         3,967
                                                        ----------    ----------    ----------    ----------    ----------
MERGER-RELATED COSTS, PRE-TAX:
     Integration costs (d)                                     106           191            93           160           550
     Restructuring costs (d)                                   109            50            59           141           359
                                                        ----------    ----------    ----------    ----------    ----------
     Total merger-related costs, pre-tax                       215           241           152           301           909
     Income taxes                                              (67)          (69)          (87)          (87)         (310)
                                                        ----------    ----------    ----------    ----------    ----------
         Total merger-related costs--net of tax                148           172            65           214           599
                                                        ----------    ----------    ----------    ----------    ----------
DISCONTINUED OPERATIONS, PRE-TAX:
     Loss/(income) from discontinued operations (e)           (157)         (134)         (174)         (232)         (697)
     Gains on sales of discontinued businesses
      and product lines (e)                                    (65)            -            (7)           (5)          (77)
                                                        ----------    ----------    ----------    ----------    ----------
     Total discontinued operations, pre-tax                   (222)         (134)         (181)         (237)         (774)
     Income taxes                                               77            46            71            82           276
                                                        ----------    ----------    ----------    ----------    ----------
         Total discontinued operations--net of tax            (145)          (88)         (110)         (155)         (498)
                                                        ----------    ----------    ----------    ----------    ----------
CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING
 PRINCIPLES--NET OF TAX                                          -             -             -            23            23
                                                        ----------    ----------    ----------    ----------    ----------
CERTAIN SIGNIFICANT ITEMS, PRE-TAX
     Asset impairment charges (f)                            1,213             -             3            24         1,240
     Restructuring charges - Adapting to Scale (d)               -            21           145           266           432
     Implementation costs - Adapting to Scale (g)                -            33           100           192           325
     Gain on disposals of investments (h)                        -             -             -          (134)         (134)
                                                        ----------    ----------    ----------    ----------    ----------
     Total certain significant items, pre-tax                1,213            54           248           348         1,863
     Income taxes                                             (447)          (20)          (76)         (105)         (648)
     Resolution of certain tax positions (i)                     -          (586)            -             -          (586)
     Tax impact for the repatriation of
       foreign earnings (i)                                  2,189          (490)            -           (35)        1,664
                                                        ----------    ----------    ----------    ----------    ----------
         Total certain significant items--net of tax         2,955        (1,042)          172           208         2,293
                                                        ----------    ----------    ----------    ----------    ----------
Total purchase accounting adjustments,
 merger- related costs, discontinued operations, and
 certain significant items--net of tax                  $    3,579    $     (143)   $    2,089    $      859    $    6,384
                                                        ==========    ==========    ==========    ==========    ==========

(a)  Included in Merger-related in-process research and development charges.
(b)  Included primarily in Amortization of intangible assets.
(c)  Included in Cost of sales.
(d)  Included in Restructuring charges and merger-related costs.
(e) Included in Discontinued operations--net of tax is $116 million for the first quarter, $97 million for the second quarter, $123 million for the third quarter and $146 million for the fourth quarter related to the Consumer Healthcare business .
(f) Included primarily in Cost of Sales ($73 million), Selling, informational and administrative expenses ($8 million) and Other (income)/deductions-net ($1.2 billion) related to the suspension of sales of Bextra.
(g) Included in Cost of sales ($124 million), Selling, informational and administrative expenses ($151 million), and Research and development expenses ($50 million) for the full year 2005.
(h)  Included in Other (income)/deductions-net.
(i)  Included in Provision for taxes on income.